UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 20, 2006

OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)	35-1539838 (IRS Employer Identification No.)
One Main Street
Evansville, Indiana 47708
(Address of Principal Executive Offices, including Zip Code)
(812) 464-1294
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition
     On April 20, 2006, Old National Bancorp reported its results for the first quarter of 2006. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. Old National Bancorp also released the financial trends including first-quarter 2006 results. The financial trends are included as Exhibit 99.2 hereto and are incorporated herein by reference. In connection therewith, a slide presentation outlining first-quarter 2006 earnings, recent strategic developments and the company’s financial outlook will be available on Old National’s website to compliment the conference call to be held on April 20, 2006, at 2:30 p.m. CST and will be accessible at http://www.oldnational.com before the conference call begins.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits. The following exhibits are furnished herewith:
The following exhibits are furnished herewith and this list constitutes the exhibit index:
99.1 Press Release issued by Old National Bancorp on April 20, 2006
99.2 Financial Trends issued by Old National Bancorp on April 20, 2006
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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: April 20, 2006

OLD NATIONAL BANCORP

By:	/s/ Christopher A. Wolking
Christopher A. Wolking
Executive Vice President and
Chief Financial Officer

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